UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020 (July 30, 2020)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) Election of a new Director

On July 30, 2020, the Board of Directors (the “Board”) of Carriage Services, Inc. (the “Company”) elected Dr. Achille Messac to serve as a Class II Director until the Company’s 2022 annual meeting of shareholders. Dr. Messac was appointed to serve on the Audit Committee, the Compensation Committee and the Corporate Governance Committee. There are no family relationships between Dr. Messac and any directors or officers of the Company, and there have been no transactions, nor are there any proposed transactions, between the Company and Dr. Messac that would require disclosure pursuant to Item 404(a) of Regulation S-K.
 Dr. Messac previously served as the Dean of Engineering for Howard University, as well as for Mississippi State University. Prior to his leadership roles at those institutions, Dr. Messac served as a senior member of the technical staff at Draper Laboratory where he contributed to work in critical areas of aerospace engineering, including work for the Space Shuttle and Space Station. Dr. Messac has also served on the Board and as Faculty Senate President for Renssselaer Polytechnic Institute, as Department Chair and professor at Syracuse University, as professor at Northeastern University, and has served on the Board of the American Institute of Aeronautics and Astronautics. Dr. Messac received his BS, MS and PhD from MIT in aerospace engineering and is a Fellow of the American Institute of Aeronautics and Astronautics, The American Society of Mechanical Engineering, and The American Association for the Advancement of Science.
Concurrently with the election, the Board granted Dr. Messac 1,082 shares of the Company’s common stock under the Company’s Director Compensation Policy, which was valued at approximately $25,000 based on the closing price on July 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: July 31, 2020	By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Senior Vice President, Chief Accounting Officer and Secretary
(Principal Financial Officer)